                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------
                                    FORM 8-K

                                 CURRENT REPORT
                                -----------------



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     October 20, 1995
                                                 -----------------------------

                                ELDORADO BANCORP
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          California                  1-9709                 95-3642383
------------------------------------------------------------------------------
 (State or Other Jurisdiction      (Commission            (I.R.S. Employer
      of Incorporation)            File Number)          Identification No.)


           17752 East 17th Street, Tustin California       92680
------------------------------------------------------------------------------
           (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code         (714) 832-4204
                                                    --------------------------

                                Not Applicable
------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



                             Page 1 of _____ Pages
               Exhibit Index on Sequentially Numbered Page _____

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 20, 1995, Eldorado Bank, a wholly-owned subsidiary of Eldorado Bancorp (the "Company") acquired Mariners Bancorp and its wholly-owned subsidiary Mariners Bank. Mariners Bank operated three commercial banking offices in southern Orange County, California. Its headquarters office was located in San Clemente, California, and its branch banking offices were located in San Juan Capistrano, California and Dana Point, California. All three Mariners Bank offices have become branch offices of Eldorado Bank. The acquisition was effected by the merger (the "Merger") of Mariners Bancorp with and into Eldorado Bank, as a result of which Eldorado Bank succeeded to all of the assets and operations of Mariners Bancorp, including all of the outstanding shares of Common Stock of Mariners Bank. Immediately following the effectiveness of the Merger, Mariners Bank was also merged into Eldorado Bank.

         In the Merger, each of the 630,276 outstanding shares of Mariners Bancorp Common Stock was converted into the right to receive one (1) share of the Company's Common Stock and cash in the amount of $6.46, subject to the rights of the holders thereof to exercise dissenters' rights under applicable California law. Accordingly, the aggregate number of shares of Common Stock of the Company issued or to be issued by the Company in the Merger will not exceed 630,276.

         At June 30, 1995, Mariners Bancorp had total assets of approximately $77,221,000 as compared to total assets of the Company of approximately $309,345,000 as of the same date. For the six months ended June 30, 1995, Mariners Bancorp had net earnings of approximately $400,000. For the same six-month period, the Company had net earnings of approximately $1,917,000.

         The foregoing descriptions of the acquisition of Mariners Bancorp and the Merger are qualified in their entirety by reference to the Agreement and Plan of Reorganization and Merger, dated as of May 22, 1995, among the Company, Eldorado Bank, Mariners Bancorp and Mariners Bank, which is incorporated herein by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-4 (File No. 33-61235) filed with the Commission under the Securities Act of 1933, as amended, on July 21, 1995.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Business Acquired. The following financial statements of Mariners Bancorp are incorporated by reference herein from pages F-28 through F-46 inclusive of the Prospectus, dated September 12, 1995, of the Company filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on September 14, 1995 (the "Prospectus").

         MARINERS BANCORP                                                        Page No.
                                                                                 --------
         Report of Dayton & Associates                                            F - 28

         Consolidated Balance Sheets as of December 31, 1994 and 1993             F - 29

         Consolidated Statements of Income for the years ended
              December 31, 1994, 1993 and 1992                                    F - 30

         Consolidated Statements of Changes in Stockholders' Equity
              for the years ended December 31, 1994, 1993 and 1992                F - 31

         Consolidated Statements of Cash Flows for the years
              ended December 31, 1994, 1993 and 1992                              F - 32

         Notes to Consolidated Financial Statements                               F - 33

         Consolidated Balance Sheets (Unaudited) as of
              June 30, 1995 and December 31, 1994 and                             F - 42

         Consolidated Statements of Income (Unaudited) for the
              six months Ended June 30, 1995 and 1994                             F - 43

         Consolidated Statements of Changes in Stockholders' Equity
              (Unaudited) for the six months ended June 30, 1995 and the
              years ended December 31, 1992, 1993 and 1994                        F - 44

         Consolidated Statements of Cash Flows (Unaudited) for
              the six months ended June 30, 1995 and 1994                         F - 45

         Notes to Consolidated Financial Statements                               F - 46



         (b) Pro Forma Financial Information. The Unaudited Pro Forma Combined Financial Information of the Company and Mariners Bancorp, including an unaudited pro forma condensed balance sheet as of June 30, 1995 and unaudited pro forma condensed income statements for the year ended December 31, 1994 and the six-month period ended June 30, 1995 are incorporated by reference herein from pages 48 through 56 inclusive of the Prospectus.

         (c)  Exhibits.

         Exhibit Number

                     2.1 Agreement and Plan of Reorganization and Merger dated as of May 22, 1995, by and among Eldorado Bancorp, a California corporation, Eldorado Bank, a California state chartered bank, Mariners Bancorp, a California corporation and Mariners Bank, a California state chartered bank (incorporated herein by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-4 (File No. 33-61235) filed with the Commission under the Securities Act of 1933, as amended, on July 21, 1995)

                    23.1          Consent of Dayton & Associates

                    99.1          Press Release dated October 20, 1995

                    99.2 Financial Statements of Mariners Bancorp listed in Item 7 (b) above

                    99.3 Unaudited Pro Forma Combined Financial Information of the Company and Mariners Bancorp, including an unaudited pro forma condensed balance sheet as of June 30, 1995 and unaudited pro forma condensed income statements for the year ended December 31, 1994 and the six-month period ended June 30, 1995

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ELDORADO BANCORP


Date:  October _____, 1995                   By:  /s/ DAVID R. BROWN
                                                  ----------------------------
                                                  David R. Brown,
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX



        The following exhibits are attached hereto and incorporated herein by reference:

                                                                                        Sequentially
Exhibit Number                                 Description                              Numbered Page
--------------                                 -----------                              -------------
       2.1                Agreement and Plan of Reorganization and Merger                        -
                          dated as of May 22, 1995, by and among
                          Eldorado Bancorp, a California corporation,
                          Eldorado Bank, a California state chartered
                          bank, Mariners Bancorp, a California
                          corporation and Mariners Bank, a California
                          state chartered bank.* (incorporated herein
                          by reference to Exhibit 2.1 to the Company's
                          Registration Statement on Form S-4
                          (File No. 33-61235) filed with the Commission
                          under the Securities Act of 1933, as amended,
                          on July 21, 1995)

      23.1                Consent of Dayton & Associates

      99.1                Press Release dated October 20, 1995

      99.2 Financial Statements of Mariners Bancorp listed in Item 7 (b) above

      99.3                Unaudited Pro Forma Combined Financial
                          Information of the Company and Mariners
                          Bancorp, including an unaudited pro forma condensed balance sheet as of June 30, 1995 and unaudited pro forma condensed income statements for the year ended December 31, 1994 and the six-month period ended June 30, 1995

---------------
* Schedules omitted. The Registrant shall furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.